Capital Management - Summary of Reconciliation of Net Operating Profit (Detail) $ in Millions		12 Months Ended
		Dec. 31, 2020 USD ($) Times	Dec. 31, 2019 USD ($) Times	Dec. 31, 2018 USD ($)	Dec. 31, 2017 USD ($)
Disclosure of nature and extent of risks arising from financial instruments [line items]
Total borrowings		$ 1,526.9	$ 1,845.8
Add: Lease liability		429.0	332.9
Less: Cash and cash equivalents		886.8	515.0	$ 219.7	$ 393.8
Net debt		1,069.1	1,663.7
Adjusted EBITDA		$ 1,910.2	$ 1,290.2
Net debt to adjusted EBITDA ratio | Times		0.56	1.29
Reconciliation of profit for the year to adjusted EBITDA:
Profit/(loss) for the year		$ 745.4	$ 174.7	(344.8)
Mining and income taxation		432.5	175.6	(65.9)
Royalties		105.0	73.7	62.5
Finance expense		126.7	102.2	88.0
Investment income		(8.7)	(7.3)	(7.8)
Loss on financial instruments		238.9	238.0	(21.0)
Foreign exchange (gain)/loss		(8.6)	5.2	(6.4)
Amortisation and depreciation		661.3	610.0	668.4
Share-based payments		14.5	20.5	37.5
Long-term incentive plan		51.3	9.1	1.1
Restructuring costs	[1]	2.0	0.6	113.9
Silicosis settlement costs		0.3	(1.6)	(4.5)
Impairment, net of reversal of impairment of investments and assets		(50.6)	9.8	520.3
Loss/(profit) on disposal of assets		0.2	(1.2)	51.6
Share of results of equity accounted investees, net of taxation		2.6	(3.1)	$ 13.1
Rehabilitation expense		1.5	13.4
Realised loss on derivative contracts		(416.6)	(132.1)
Tarkwa expected credit loss		29.0	0.0
Salares VAT		(23.9)	0.0
Other		7.4	2.7
Adjusted EBITDA		$ 1,910.2	$ 1,290.2

[1]	The restructuring costs in 2020 comprise mainly separation packages at Tarkwa amounting to US$1.2 million (2019: US$0.3 million and 2018: US$88.8 million), St Ives of US$0.8 million (2019: US$nil and 2018: US$nil), South Deep amounting to US$nil (2019: US$0.3 million and 2018: US$11.2 million) and Damang amounting to US$nil (2019: US$nil and 2018: US$13.9 million). The restructuring costs of US$88.8 million at Tarkwa in 2018 related to the transition to contractor mining.